                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 22, 2001

                           FULL HOUSE RESORTS, INC.
                           ------------------------
                (Name of Small Business Issuer in Its Charter)

           Delaware                   0-20630                13-3391527
-------------------------------     ------------         -------------------
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
Incorporation or Organization)      file number)         Identification No.)

     2300 West Sahara Avenue, Suite 450 - Box 23, Las Vegas, Nevada 89102
     --------------------------------------------------------------------
             (Address and zip code of principal executive offices)

                                (702) 221-7800
              --------------------------------------------------
               (Issuer's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets.

         On March 30, 2001, Full House Resorts, Inc. ("Company") acquired GTECH Corporation's 50% interest in three joint venture projects that had been jointly owned by the two companies: Gaming Entertainment (Michigan), LLC, owner of a Management Agreement with the Nottawaseppi Huron Band of Potawatomi Indians to develop and manage a gaming facility near Battle Creek, Michigan; and, Gaming Entertainment (California), LLC, owner of a Management Agreement with the Torres Martinez Band of Desert Cahuilla Indians to develop and manage a gaming facility near Palm Springs, California; Gaming Entertainment, LLC, owner of an agreement continuing through August 2002, with the Coquille Indian Tribe, which conducts gaming at The Mill Casino in Oregon. The purchase price was $1.8 million and was funded through the Company's existing line of credit from Coast Community Bank.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Gaming Entertainment (Michigan) LLC and Gaming Entertainment (California) LLC for the years ended December 31, 2000 and 1999 and for the Period from April 1, 1995 (Inception) to December 31, 2000, and of Gaming Entertainment LLC for the years ended December 31, 2000 and 1999, together with the Independent Auditors' Reports.

         (b) Pro Forma Consolidated Balance Sheet as of December 31, 2000 and Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000.

         (c)   Exhibits.

               2.5 Assignment and Sale Agreement dated March 30, 2001 by and among GTECH Corporation, Dreamport, Inc., GTECH Gaming Subsidiary 2 Corporation, Full House Resorts, Inc., and Full House Subsidiar, Inc. (Incorporated by reference to Exhibit
                    2.5 of the Company's Current Report on Form 8-K dated April 12, 2001).

               23.1 Consent of Deloitte & Touche LLP.
               23.2 Consent of Deloitte & Touche LLP.
               23.3 Consent of Deloitte & Touche LLP.

GAMING ENTERTAINMENT (MICHIGAN) L.L.C.
(A Development Stage Joint Venture Company)

Financial Statements for the Years Ended December 31, 2000 and 1999 and for the Period from April 1, 1995 (Inception) to December 31, 2000 and Independent Auditors' Report


INDEPENDENT AUDITORS' REPORT

To the Management Committee and Members
   of Gaming Entertainment (Michigan) L.L.C.:

We have audited the accompanying balance sheets of Gaming Entertainment (Michigan) L.L.C. (A Development Stage Joint Venture Company) (the "Company") as of December 31, 2000 and 1999, and the related statements of loss, members' capital, and cash flows for the years ended December 31, 2000 and 1999, and for the period from April 1, 1995 (Inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, and for the period from April 1, 1995 (Inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The Company is in the development stage as of December 31, 2000. As discussed in
Note 1 and Note 5 to the financial statements, successful completion of the Company's gaming project and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining the necessary regulatory approvals and achieving a level of revenues adequate to recover the Company's investment in the project and to support the Company's cost structure.

As discussed in Note 2 to the financial statements, in 1999, the Company changed its method of accounting for start-up costs.


/s/ DELOITTE & TOUCHE, LLP
Miami, Florida

January 26, 2001

GAMING ENTERTAINMENT (MICHIGAN) L.L.C.
(A Development Stage Joint Venture Company)

BALANCE SHEETS
DECEMBER 31, 2000 AND 1999
------------------------------------------------------------------------------------------------


ASSETS                                                              2000                1999
CURRENT ASSETS - Cash                                        $      12,372        $       23,010

NOTES RECEIVABLE                                                   752,291               240,000

PURCHASED GAMING RIGHTS                                          4,155,212             4,155,212
                                                             -------------        --------------

TOTAL                                                        $   4,919,875        $    4,418,222
                                                             =============        ==============

LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES:
   Payable to members                                        $   2,125,686        $    1,142,935
   Accrued expenses                                                 34,086                 8,500
                                                             -------------        --------------

      Total current liabilities                                  2,159,772             1,151,435

NOTES PAYABLE TO MEMBERS                                           752,291               240,000

MEMBERS' CAPITAL                                                 2,007,812             3,026,787
                                                             -------------        --------------

TOTAL                                                        $   4,919,875        $    4,418,222
                                                             =============        ==============

See notes to financial statements.

GAMING ENTERTAINMENT (MICHIGAN) L.L.C.
(A Development Stage Joint Venture Company)

STATEMENTS OF LOSS
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------

                                                                                              Cumulative
                                                                                           from Inception
                                                                                           to December 31,
                                                          2000               1999               2000
OPERATING COSTS AND EXPENSES-
   General and administrative                        $   1,019,338     $      949,093      $   2,174,272
                                                     -------------     --------------      -------------

OPERATING LOSS                                          (1,019,338)          (949,093)        (2,174,272)

OTHER INCOME - Interest income                                 363                423              1,872
                                                     -------------     --------------      -------------

NET LOSS BEFORE CUMULATIVE EFFECT
   OF CHANGE IN ACCOUNTING PRINCIPLE                    (1,018,975)          (948,670)        (2,172,400)

CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING FOR START-UP COSTS                                 -          1,260,818          1,260,818
                                                     -------------     --------------      -------------

NET LOSS                                             $  (1,018,975)    $   (2,209,488)     $  (3,433,218)
                                                     =============     ==============      =============

See notes to financial statements.

GAMING ENTERTAINMENT (MICHIGAN) L.L.C.
(A Development Stage Joint Venture Company)

STATEMENTS OF MEMBERS' CAPITAL
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                    FHS               DGS                 GGS2            Total
INCEPTION, APRIL 1, 1995                    $           -      $          -       $           -      $           -

   Capital contributions by members               264,714           132,357             132,356            529,427

   Less capital contributions
      receivable from members                     (12,500)           (6,250)             (6,250)           (25,000)

   Net loss                                       (35,962)          (17,981)            (17,980)           (71,923)
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 1995                        216,252           108,126             108,126            432,504

   Capital contributions by members             4,372,446           108,616             108,617          4,589,679

   Net loss                                       (39,518)          (19,759)            (19,760)           (79,037)
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 1996                      4,549,180           196,983             196,983          4,943,146

   Capital contributions by members               173,462            86,731              86,731            346,924

   Net loss                                        (9,712)           (4,856)             (4,856)           (19,424)
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 1997                      4,712,930           278,858             278,858          5,270,646

   Net loss                                       (17,185)           (8,593)             (8,593)           (34,371)
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 1998                      4,695,745           270,265             270,265          5,236,275

   Net loss                                    (1,104,744)         (552,372)           (552,372)        (2,209,488)
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 1999                      3,591,001          (282,107)           (282,107)         3,026,787

   Net loss                                      (509,488)         (254,744)           (254,743)        (1,018,975)
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 2000                  $   3,081,513      $   (536,851)      $    (536,580)     $   2,007,812
                                            =============      ============       =============      =============

See notes to financial statements.

GAMING ENTERTAINMENT (MICHIGAN) L.L.C.
(A Development Stage Joint Venture Company)

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                   Cumulative
                                                                                                 from Inception
                                                                                                 to December 31,
                                                                   2000               1999            2000
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                   $  (1,018,975)     $  (2,209,488)   $  (3,433,218)
   Adjustments to reconcile net loss to net cash
       used in operating activities:
         Cumulative effect of change in accounting
             for start-up costs                                           -          1,260,818        1,260,818
         Accrued expenses                                            25,586             (5,000)          34,086
                                                              -------------      -------------    -------------

             Net cash used in operating activities                 (993,389)          (953,670)      (2,138,314)
                                                              -------------      -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Advances of notes receivable                                    (512,291)          (190,870)        (752,291)
   Increase in payable to members                                   982,751            951,490        2,125,686
   Advances from notes payable to members                           512,291            190,870          752,291
   Capital contribution                                                   -                  -           25,000
                                                              -------------      -------------    -------------

             Net cash provided by financing activities              982,751            951,490        2,150,686
                                                              -------------      -------------    -------------

(DECREASE) INCREASE IN CASH                                         (10,638)            (2,180)          12,372

CASH, BEGINNING OF PERIOD                                            23,010             25,190                -
                                                              -------------      -------------    -------------

CASH, END OF PERIOD                                           $      12,372      $      23,010    $      12,372
                                                              =============      =============    =============

SUPPLEMENTAL SCHEDULE OF NONCASH
   INVESTING AND FINANCING ACTIVITIES -
       Capital contribution of gaming rights and
         Development costs                                    $           -      $           -    $   5,416,030
                                                              =============      =============    =============

See notes to financial statements.

GAMING ENTERTAINMENT (MICHIGAN) L.L.C.
(A Development Stage Joint Venture Company)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND PERIOD FROM
APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.       ORGANIZATION AND DEVELOPMENT STAGE ACTIVITIES

         Full House Resorts, Inc. ("FHRI") and GTECH Corporation ("GTECH") entered into a series of agreements to jointly pursue certain existing and future gaming opportunities. Although the agreements were dated December 29, 1995, the parties agreed to share equally in the equity investment, financing responsibility, and revenues and expenses of certain projects commencing April 1, 1995. Pursuant to the agreements, four joint venture corporations equally owned by subsidiaries of FHRI and GTECH have been formed.

         Gaming Entertainment (Michigan) L.L.C. (the "Company"), one of these joint ventures, was incorporated as a Delaware limited liability company to conduct gaming development activities with the Nottawaseppi Huron Band of Potawatomi (the "Tribe"). The Company is in the development stage as of December 31, 2000 for financial reporting purposes. The successful completion of the Company's gaming project and, ultimately, the attainment of profitable operations is dependent upon future events, including achieving a level of revenues adequate to recover the Company's investment in the project and to support the Company's cost structure.

         In December 1998, the Michigan State Legislature approved the Tribal-State Gaming Compacts that permit a casino to be opened by the Tribe in Battle Creek, Michigan. Additional approvals are required from the Bureau of Indian Affairs and various other state and federal agencies prior to the commencement of gaming operations.

         The members of the Company and their membership interest are as follows:

         . Full House Subsidiary, Inc. (a wholly owned subsidiary of FHRI) ("FHS") - 50% interest. Prior to January 30, 1998, a 25% interest was held by Full House Joint Venture Subsidiary, Inc. (a wholly owned subsidiary of FHRI ("FHJVS"). FHJVS was merged into FHS on January 30, 1998.

         . Dreamport - a GTECH company (a wholly owned subsidiary of GTECH) ("DGS") - 25% interest.

         . GTECH Gaming Subsidiary 2 Corporation (a wholly owned subsidiary of GTECH) ("GGS2") - 25% interest.

         Purchased Gaming Rights - During 1995, FHRI acquired 85% of the development rights to current and future gaming projects with the Tribe. Effective December 29, 1995, FHRI agreed, subject to the approval of the Tribe, to assign to the Company the development rights. The approval of the Tribe was obtained, and the development rights were assigned by FHRI in November 1996. Also in November 1996, the Company was assigned the remaining development rights with the Tribe

         (15%) for future contingently payable fees based on the gaming projects revenues. FHRI has agreed to make loans to the Company for its portion of the financing of the project. GTECH has agreed to contribute cash and has agreed to make loans to the Company for GTECH's portion of the financing of the project. GTECH will also provide project management, technology, and other expertise to analyze and develop/manage the implementation of opportunities developed by the Company, the cost of which will be shared equally, in those instances specified in the Master Agreement, by FHRI and GTECH.

         The members contributed the following to capital (recorded at the predecessor cost to the members):

                                                                 Cumulative
                                                                    from
                                             2000      1999      inception

Gaming development costs and rights          $    -    $    -    $5,416,030
Cash capital contribution                         -         -        25,000
                                             ------    ------    ----------

Total capital contributions                  $    -    $    -    $5,441,030
                                             ======    ======    ==========


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Allocation of Profits, Losses and Distributions - Profits, losses and distributions are allocated among the members based upon their proportionate interests in the Company.

         Gaming Development Costs - Costs associated with gaming rights activities for which the Company has signed agreements are capitalized until the project begins operations and are amortized over the terms of the respective agreements. If a project is unsuccessful and its value is determined to be impaired, the related deferred costs are charged to expense at the time of impairment. The Company reviews each project in process and the costs capitalized on a quarterly basis for accounting purposes to determine whether any impairment of the assets has occurred. Management believes that it is probable that these assets will be recovered through management revenues earned in the future.

         Payable to Members - Payable to members arises from the allocation of profits, losses and distributions and from the direct payment of certain operating expenses of the Company by the members.

         Income Taxes - The Company is organized as a limited liability company and as such is not subject to federal income taxes. Taxable income or loss from the Company's operations is recognized in the tax returns of the members. Accordingly, income taxes have not been provided for in the accompanying financial statements.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The principal estimates made in preparing the Company's financial statements are the capitalization of gaming rights and the assessment of the recoverability of the assets. Actual results could differ from those estimates.

         Change in Accounting Policy - Effective January 1, 1999, the Company adopted the American Institute of Certified Public Accountants' Statement of Position (SOP) 98-5, Reporting on the Costs of Start-Up Activities. SOP 98-5 provides guidance on the financial reporting of start-up and organizational costs and requires the costs of start-up activities to be expensed as incurred. As of January 1, 1999, the Company expensed deferred start-up costs of $1,260,818 as a cumulative effect of a change in accounting principle.

3.       NOTES RECEIVABLE

         The notes receivable at December 31, 2000 and 1999 consist of advances made by the Company to the Tribe to begin preliminary planning for the development of a gaming and entertainment facility in Battle Creek, Michigan. The notes receivable will be paid from the Tribe's share of net revenue, on a monthly basis, over the term of the management agreement, upon commencement of the planned gaming and entertainment operations and will bear interest at a rate to be agreed upon by the Tribe and the Company.

4.       NOTES PAYABLE TO MEMBERS

         During 2000 and 1999, the Company received proceeds from the issuance of notes payable to members. The notes proceeds are used for advances to the Tribe, and the notes are secured by the notes receivable from the Tribe. The notes payable will bear the same terms and conditions as the notes receivable from the Tribe (see Note 3).

5.       GAMING LEGISLATION

         The Huron Potawatomi achieved final federal recognition as a tribe in April 1996 and obtained a Gaming Compact from Michigan's governor early in 1997 to operate an unlimited number of electronic gaming devices as well as roulette, Keno, dice and banking card games. The Michigan Legislature ratified the Compact by resolution in December 1999, along with compacts for three other tribes. A suit was filed in 2000 by "Taxpayers of Michigan Against Casinos" in Ingham County Circuit Court challenging the constitutionality of the approval process of these gaming compacts. On January 18, 2000, Judge Peter D. Houk issued a ruling that the compacts must be approved by a legislative bill rather than by resolution. The State of Michigan filed an appeal to the Michigan Court of Appeals on February 4, 2000. The Company, as an intervening defendant, joined in the appeal filing.

         The Company and the Tribe have continued to move forward with their casino development plans while working towards a favorable resolution of the current litigation. The management agreements, along with the required licensing applications, were submitted to the National Indian Gaming Commission in December 2000. The parties have identified a suitable parcel of land for the gaming enterprise, which is under option, and have submitted a Fee to Trust application to the Bureau of Indian Affairs.

         On November 5, 1996, Michigan voters approved licenses for three gaming facilities within the City of Detroit, approximately 100 miles from the Battle Creek area. Two temporary facilities began operations in 2000, and the third is expected to open in 2001. The Company does not believe that operation of three gaming facilities in Detroit will have a material adverse impact on the proposed Tribe casino.

6.       SUBSEQUENT EVENT

         On March 30, 2001, FHRI acquired GTECH's 50% interest in the Company. The Tribe and FHRI continue to evaluate strategies to optimize the Tribe's gaming enterprise opportunities.

                                    * * * * *

GAMING ENTERTAINMENT (CALIFORNIA) L.L.C.
(A Development Stage Joint Venture Company)

Financial Statements for the Years Ended December 31, 2000 and 1999 and for the Period from April 1, 1995 (Inception) to December 31, 2000 and Independent Auditors' Report


INDEPENDENT AUDITORS' REPORT

To the Management Committee and Members
   of Gaming Entertainment (California) L.L.C.:

We have audited the accompanying balance sheets of Gaming Entertainment (California) L.L.C. (A Development Stage Joint Venture Company) (the "Company") as of December 31, 2000 and 1999, and the related statements of loss, members' capital, and cash flows for the years ended December 31, 2000 and 1999, and for the period from April 1, 1995 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Gaming Entertainment (California) L.L.C. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, and for the period from April 1, 1995 (inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The Company is in the development stage as of December 31, 2000. As discussed in
Note 1 and Note 3 to the financial statements, successful completion of the Company's gaming project and, ultimately, the attainment of profitable operations is dependent upon future events including obtaining the necessary regulatory approvals and achieving a level of revenues adequate to recover the Company's investment in the project and to support the Company's cost structure.

As discussed in Note 2 to the financial statements, in 1999 the Company changed its method of accounting for start-up costs.


/s/ DELOITTE & TOUCHE LLP
Miami, Florida

January 26, 2001

GAMING ENTERTAINMENT (CALIFORNIA) L.L.C.
(A Development Stage Joint Venture Company)


BALANCE SHEETS
DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

ASSETS                                         2000                 1999
CURRENT ASSETS - Cash                     $     11,609         $      22,957
                                          ------------         -------------

TOTAL                                     $     11,609         $      22,957
                                          ============         -============

LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES:
   Payable to members                     $    430,543         $     292,193
   Accrued expenses                              8,500                 8,500
                                          ------------         -------------

      Total current liabilities                439,043               300,693

MEMBERS' CAPITAL                              (427,434)             (277,736)
                                          ------------         -------------

TOTAL                                     $     11,609         $      22,957
                                          ============         =============

See notes to financial statements.

GAMING ENTERTAINMENT (CALIFORNIA) L.L.C.
(A Development Stage Joint Venture Company)

STATEMENTS OF LOSS
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------

                                                                                                    Cumulative
                                                                                                  from Inception
                                                                                                  to December 31,
                                                                  2000               1999               2000
OPERATING COSTS AND EXPENSES-
   General and administrative                               $     150,049     $       83,427      $     454,223
                                                            -------------     --------------      -------------

OPERATING LOSS                                                   (150,049)           (83,427)          (454,223)

OTHER INCOME - Interest income                                        351                494              1,789
                                                            -------------     --------------      -------------

NET LOSS BEFORE CUMULATIVE EFFECT
   OF CHANGE IN ACCOUNTING PRINCIPLE                             (149,698)           (82,933)          (452,434)

CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE                                                 -            240,765            240,765
                                                            -------------     --------------      -------------

NET LOSS                                                    $    (149,698)    $     (323,698)     $    (693,199)
                                                            =============     ==============      =============

See notes to financial statements.

GAMING ENTERTAINMENT (CALIFORNIA) L.L.C.
(A Development Stage Joint Venture Company)

STATEMENTS OF MEMBERS' CAPITAL
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------

                                                    FHS               DGS                GGS2             Total
INCEPTION, APRIL 1, 1995                    $           -      $          -       $           -      $           -

   Capital contributions by members                75,897            37,948              37,949            151,794

   Less capital contributions
      receivable from members                     (12,500)           (6,250)             (6,250)           (25,000)
                                            -------------      ------------       -------------      -------------
BALANCE, DECEMBER 31, 1995                         63,397            31,698              31,699            126,794

   Capital contributions by members                51,670            25,835              25,834            103,339

   Distributions to members                       (10,782)           (5,391)             (5,391)           (21,564)

   Net loss                                       (32,679)          (16,339)            (16,340)           (65,358)
                                            -------------      ------------       -------------      -------------
BALANCE, DECEMBER 31, 1996                         71,606            35,803              35,802            143,211

   Capital contributions by members                28,598            14,299              14,299             57,196

   Net loss                                       (36,922)          (18,461)            (18,460)           (73,843)
                                            -------------      ------------       -------------      -------------
BALANCE, DECEMBER 31, 1997                         63,282            31,641              31,641            126,564

   Net loss                                       (40,301)          (20,151)            (20,150)           (80,602)
                                            -------------      ------------       -------------      -------------
BALANCE, DECEMBER 31, 1998                         22,981            11,490              11,491             45,962

   Net loss                                      (171.940)          (80,924)            (80,925)          (323,698)
                                            -------------      ------------       -------------      -------------
BALANCE, DECEMBER 31, 1999                       (138,868)          (69,434)            (69,434)          (277,736)

   Net loss                                       (74,849)          (37,424)            (37,425)          (149,698)
                                            -------------      ------------       -------------      -------------
BALANCE, DECEMBER 31, 2000                  $    (213,717)     $   (106,858)      $    (106,859)     $    (427,434)
                                            =============      ============       =============      =============


See notes to financial statements.

GAMING ENTERTAINMENT (CALIFORNIA) L.L.C.
(A Development Stage Joint Venture Company)

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------

                                                                                                    Cumulative
                                                                                                  from Inception
                                                                                                  to December 31,
                                                                    2000               1999            2000
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                   $    (149,698)     $    (323,698)   $    (693,199)
   Adjustments to reconcile net loss to net cash
      used in operating activities:
         Cumulative effect of change in
             accounting for start-up costs                                -            240,765          240,765
         Accrued expenses                                                 -              1,000            8,500
         Decrease in gaming development costs                             -                  -           21,564
                                                              -------------      -------------    -------------

             Net cash used in operating activities                 (149,698)           (81,933)        (422,370)
                                                              -------------      -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in payable to members                                   138,350             79,701          430,543
   Capital contributed                                                    -                  -           25,000
   Distributions to members                                               -                  -          (21,564)
                                                              -------------      -------------    -------------
             Net cash by financing activities                       138,350             79,701          433,979
                                                              -------------      -------------    -------------

(DECREASE) INCREASE IN CASH                                         (11,348)            (2,232)          11,609

CASH, BEGINNING OF PERIOD                                            22,957             25,189                -
                                                              -------------      -------------    -------------

CASH, END OF PERIOD                                           $      11,609      $      22,957    $      11,609
                                                              =============      =============    =============


SUPPLEMENTAL SCHEDULE OF NONCASH
   INVESTING AND FINANCING ACTIVITIES -
      Capital contribution of gaming
         development costs                                    $           -      $           -    $     262,329
                                                              =============      =============    =============

See notes to financial statements.

GAMING ENTERTAINMENT (CALIFORNIA) L.L.C.
(A Development Stage Joint Venture Company)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
PERIOD FROM APRIL 1, 1995 (INCEPTION) TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

1.       ORGANIZATION AND DEVELOPMENT STAGE ACTIVITIES

         Full House Resorts, Inc. ("FHRI") and GTECH Corporation ("GTECH") entered into a series of agreements to jointly pursue certain existing and future gaming opportunities. Although the agreements were dated December 29, 1995, the parties agreed to share equally in the equity investment, financing responsibility, and revenues and expenses of certain projects commencing April 1, 1995. Pursuant to the agreements, four joint venture corporations equally owned by subsidiaries of FHRI and GTECH have been formed.

         Gaming Entertainment (California) L.L.C. (the "Company"), one of these joint ventures, was incorporated as a Delaware limited liability company to conduct gaming development activities with the Torres Martinez Desert Cahuilla Indians (the "Tribe"). The Company is in the development stage as of December 31, 2000. The successful completion of the Company's gaming project and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining the necessary regulatory approvals and achieving a level of revenues adequate to recover the Company's investment in the project and to support the Company's cost structure.

         The members of the Company and their membership interest are as follows:

         . Full House Subsidiary, Inc. (a wholly owned subsidiary of FHRI) ("FHS") - 50% interest. Prior to January 30, 1998, a 25% interest was held by Full House Joint Venture Subsidiary, Inc. (a wholly owned subsidiary of FHRI ("FHJVS"). FHJVS was merged into FHS on January 30, 1998.

         . Dreamport - a GTECH company (a wholly owned subsidiary of GTECH) ("DGS") - 25% interest.

         . GTECH Gaming Subsidiary 2 Corporation (a wholly owned subsidiary of GTECH) ("GGS2") - 25% interest.

         On April 21, 1995, FHRI entered into a Gaming and Development Agreement with the Tribe. Effective December 29, 1995, the financing obligation and the gaming agreement (which had no recorded book value) were contributed to capital by FHS and FHJVS. During 1997, the Company entered into a new Class III Gaming Management Agreement with the Tribe whereby the Company is required to provide financing for the development of a gaming facility, and to provide management and operating services in exchange for a management fee equal to 30% of net revenues, as defined in the agreement for a period of seven years from commencement of gaming operations. The Company has recorded the gaming agreement at zero, the predecessor cost basis to FHRI. FHRI has agreed to make loans to the Company for its portion of the financing of the project.

         GTECH agreed to contribute cash and has agreed to make loans to the Company for GTECH's portion of the financing of the project. GTECH will also provide project management, technology, and other expertise to analyze and develop/manage the implementation of opportunities developed by the Company, the cost of which will be shared equally, in those instances specified in the Master Agreement, by FHRI and GTECH.

         In addition, the members contributed to capital the following (recorded at the predecessor cost to the members):

                                                                           Cumulative from
                                                  2000         1999          Inception
Gaming development costs                      $         -   $          -   $    262,329
Cash contributed                                        -              -         25,000
                                              -----------   ------------   ------------
Total capital contributions                   $         -   $          -   $    287,329
                                              -----------   ------------   ------------

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Allocation of Profits, Losses and Distributions - Profits, losses and distributions will be allocated among the members based upon their proportionate interests in the Company.

         Payable to members arises from the allocation of profits, losses and distributions and from the direct payment of certain operating expenses of the Company by the members.

         Income Taxes - The Company is organized as a limited liability company and as such is not subject to federal income taxes. Taxable income or loss from the Company's operations is recognized in the tax returns of the members. Accordingly, income taxes have not been provided for in the accompanying financial statements.

         Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The principal estimates made in preparing the Company's financial statements are the capitalization of gaming development costs and the assessment of the recoverability of the assets. Actual results could differ from those estimates.

         Change in Accounting Policies - Effective January 1, 1999, the Company adopted the American Institute of Certified Public Accountants' Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities. SOP 98-5 provides guidance on the financial reporting of start-up and organizational costs and requires the costs of start-up activities be expensed as incurred. As of January 1, 1999, the Company expensed deferred start-up costs of $240,765 as a cumulative effect of a change in accounting principle.

3.       GAMING LEGISLATION

         In November 1998, the "Tribal Government Gaming and Economic Self-Sufficiency Act of 1998" (the "Act") was passed by the voters of California in the general election. The Act guarantees any federally recognized tribe within the state, that has land eligible for gaming, the right to operate limited forms of Class III gaming under specified terms. However, the Act's constitutionality is pending before the California Supreme Court. The ultimate outcome of this action or its effect on the future development of gaming operations by the Tribe cannot presently be determined.

4.       SUBSEQUENT EVENT

         On March 30, 2001, FHRI acquired GTECH's 50% interest in the Company. The Tribe and FHRI continue to evaluate strategies to optimize the Tribe's gaming enterprise opportunities.

                                   * * * * *

GAMING ENTERTAINMENT L.L.C.
(A Joint Venture Company)

Financial Statements for the Years Ended December 31, 2000 and 1999 and Independent Auditors' Report


INDEPENDENT AUDITORS' REPORT

To the Management Committee and Members
   of Gaming Entertainment L.L.C.:

We have audited the accompanying balance sheets of Gaming Entertainment L.L.C. (a Joint Venture Company) (the "Company") as of December 31, 2000 and 1999, and the related statements of income, members' capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, in 1999 the Company changed its method of accounting for start-up costs.


/s/ DELOITTE & TOUCHE LLP
Miami, Florida

January 26, 2001

GAMING ENTERTAINMENT L.L.C.
(A Joint Venture Company)

BALANCE SHEETS
DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

ASSETS                                          2000                  1999

CURRENT ASSETS
   Cash                                     $           -        $      200,022
   Accounts receivable                            177,596               175,124
   Due from members                               105,488                     -
   Other current assets                                 -                 3,379
                                            -------------        --------------

TOTAL                                       $     283,084        $      378,525
                                            =============        ==============


LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES:
   Payable to members                       $           -        $      175,023
   Accrued expenses                                98,444                16,500
                                            -------------        --------------

      Total current liabilities                    98,444               191,523

MEMBERS' CAPITAL                                  184,640               187,002
                                            -------------        --------------

TOTAL                                       $     283,084        $      378,525
                                            =============        ==============

See notes to financial statements.

GAMING ENTERTAINMENT L.L.C.
(A Joint Venture Company)

STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

                                               2000                  1999

OPERATING REVENUES AND INCOME:
   Participation fees                      $   2,302,146         $   2,297,181

OPERATING COSTS AND EXPENSES:
   General and administrative                     32,124                52,455
                                           -------------         -------------

OPERATING INCOME                               2,270,022             2,244,726

OTHER INCOME:
   Interest income                                 9,350                 4,653
                                           -------------         -------------

NET INCOME BEFORE CUMULATIVE
   EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE                        2,279,372             2,249,379

CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING
   FOR START-UP COSTS                                  -               137,351
                                           -------------         -------------

NET INCOME                                 $   2,279,372         $   2,112,028
                                           =============         =============

See notes to financial statements.

GAMING ENTERTAINMENT L.L.C.
(A Joint Venture Company)

STATEMENTS OF MEMBERS' CAPITAL
YEARS ENDED DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

                                                 FHS               DGS                GGS2               Total
BALANCE, JANUARY 1, 1999                    $     166,825      $     83,413       $      83,412      $     333,650

   Distribution to members                     (1,129,338)         (564,669)           (564,669)        (2,258,676)

   Net income                                   1,056,014           528,007             528,007          2,112,028
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 1999                         93,501            46,751              46,750            187,002

   Distribution to members                     (1,140,867)         (570,434)           (570,433)        (2,281,734)

   Net income                                   1,139,686           569,843             569,843          2,279,372
                                            -------------      ------------       -------------      -------------

BALANCE, DECEMBER 31, 2000                  $      92,320      $     46,160       $      46,160      $     184,640
                                            =============      ============       =============      =============

See notes to financial statements.

GAMING ENTERTAINMENT L.L.C.
(A Joint Venture Company)

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

                                                                           2000                  1999
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                          $  2,279,372          $  2,112,028
   Adjustments to reconcile net loss to net
      cash provided by operating activities:
         Cumulative effect of change in
             accounting for start-up costs                                        -               137,351
         Changes in operating assets and liabilities:
             Accounts receivable                                             (2,472)               (6,325)
             Other current assets                                             3,379                 6,621
             Accrued expenses                                                81,944                 9,000
                                                                       ------------          ------------

               Net cash provided by operating activities                  2,362,223             2,258,675
                                                                       ------------          ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Decrease in payable to members                                          (280,511)              (34,451)
   Distributions to members                                              (2,281,734)           (2,258,676)
                                                                       ------------          ------------

             Net cash used in financing activities                       (2,562,245)           (2,293,127)
                                                                       ------------          ------------

NET DECREASE IN CASH                                                       (200,022)              (34,452)

CASH, BEGINNING OF PERIOD                                                   200,022               234,474
                                                                       ------------          ------------

CASH, END OF PERIOD                                                    $         -0-         $    200,022
                                                                       ============          ============

See notes to financial statements.

GAMING ENTERTAINMENT L.L.C.
(A Joint Venture Company)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

1.       ORGANIZATION

         Full House Resorts, Inc. ("FHRI") and GTECH Corporation ("GTECH") entered into a series of agreements to jointly pursue certain existing and future gaming opportunities. Although the agreements were dated December 29, 1995, the parties agreed to share equally in the equity investment, financing responsibility, and in revenues and expenses of certain projects commencing April 1, 1995. Pursuant to the agreements, four joint venture corporations equally owned by subsidiaries of FHRI and GTECH have been formed.

         Gaming Entertainment L.L.C. (the "Company"), one of these joint ventures, was incorporated as a Delaware limited liability company to conduct gaming activities with the Coquille Indian Tribe in North Bend, Oregon (the "Tribe").

         The members of the Company and their membership interest are as follows:

         . Full House Subsidiary, Inc. (a wholly owned subsidiary of FHRI) ("FHS") - 50% interest. Prior to January 30, 1998, a 25% interest was held by Full House Joint Venture Subsidiary, Inc. (a wholly owned subsidiary of FHRI ("FHJVS"). FHJVS was merged into FHS on January 30, 1998.

         . Dreamport - a GTECH company (a wholly owned subsidiary of GTECH) ("DGS") - 25% interest.

         . GTECH Gaming Subsidiary 2 Corporation (a wholly owned subsidiary of GTECH) ("GGS2") - 25% interest.

         The members contributed gaming development costs to capital, recorded at the predecessor cost to the members. In addition, in 1997 the members contributed $25,000 in cash.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Participation Fees - Participation fees represent revenues earned by the Company from the Mill Resort Casino (the "Casino") based upon a percentage of gross gaming revenues as defined in the agreements between the Company and the Casino. Participation fees are recorded as earned.

         Accounts Receivable - Accounts receivable represents participation fees earned but not received at December 31, 2000 and 1999.

         Allocation of Profits, Losses and Distributions - Profits, losses and distributions are allocated among the members based upon their proportionate interests in the Company.

         Due from Members - Receivables from members represent distributions paid in excess of earned distributions at December 31, 2000 and 1999.

         Payable to Members - Payable to members represents unpaid distributions to members at December 31, 2000 and 1999.

         Income Taxes - The Company is organized as a limited liability company and as such is not subject to federal income taxes. Taxable income or loss from the Company's operations is recognized in the tax returns of the members. Accordingly, income taxes have not been provided for in the accompanying financial statements.

         Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Changes in Accounting Policies - Effective January 1, 1999, the Company adopted the American Institute of Certified Public Accountants' Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities. SOP 98-5 provides guidance on the financial reporting of start-up and organizational costs and requires the costs of start-up activities to be expensed as incurred. As of January 1, 1999, the Company expensed deferred start-up costs of $137,351 as a cumulative effect of a change in accounting principle.

3.       SUBSEQUENT EVENT

         On March 30, 2001, FHRI acquired GTECH's 50% interest in the Company. The Tribe and FHRI continue to evaluate strategies to optimize the Tribe's gaming enterprise.

                                   * * * * *

FULL HOUSE RESORTS, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The accompanying pro forma consolidated financial statements present pro forma information for the Company and Gaming Entertainment (Michigan) LLC ("GEM"), Gaming Entertainment (California) LLC ("GEC"), and Gaming Entertainment LLC ("GEO") (collectively, the "Acquired Entities"), giving effect to the acquisition using the purchase method of accounting. The pro forma consolidated financial statements of the Company are based on the historical consolidated financial statements of the Company and the Acquired Entities as of and for the year ended December 31, 2000.

The accompanying pro forma consolidated balance sheet as of December 31, 2000 has been presented as if the Acquisition occurred on December 31, 2000. The accompanying pro forma consolidated statement of operations for the year ended December 31, 2000 has been presented as if the Acquisition occurred on January 1, 2000.

The pro forma adjustments are based on currently available information and upon certain assumptions that management of the company believes are reasonable under the circumstances. The allocation of the purchase price is preliminary. The final determination and allocation of the purchase price may differ from the amounts assumed in the pro forma financial statements.

The accompanying pro forma consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that will be achieved for future periods. The accompanying pro forma consolidated financial statements do not purport to represent what the Company's result of operations would actually have been if the Acquisition in fact had occurred at January 1, 2000. The accompanying pro forma consolidated financial statements and the related notes thereto should be read in conjunction with the Company's consolidated financial statements and the consolidated financial statements of the Acquired Entities.

FULL HOUSE RESORTS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------

                                                    FHRI             GEM               GEC              GEO
ASSETS                                           Historical       Historical        Historical       Historical
CURRENT ASSETS:
   Cash and cash equivalents                     $    455,143     $      12,372     $     11,609     $           0
   Accounts receivable                                      0                 0                0           177,596
   Prepaid expenses                                    92,804                 0                0                 0
   LLC Member receivable                                    0                 0                0           105,488
                                                 ------------     -------------     ------------     -------------
      Total current assets                            547,947            12,372           11,609           283,084

INVESTMENT IN JOINT VENTURES                        3,192,634                 0                0                 0

GOODWILL - net                                        379,713                 0                0                 0

PROPERTY AND EQUIPMENT - net                           47,202                 0                0                 0

GAMING CONTRACT RIGHTS                                      0         4,155,212                0                 0

NOTE RECEIVABLE, net of current portion             1,667,269           752,291                0                 0

LAND HELD FOR DEVELOPMENT                           4,621,670                 0                0                 0

DEFERRED TAX ASSET                                    294,900                 0                0                 0

DEPOSITS OTHER ASSETS                               2,701,344                 0                0                 0
                                                 ------------     -------------     ------------     -------------

TOTAL                                            $ 13,452,679     $   4,919,875     $     11,609     $     283,084
                                                 ============     =============     ============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
   Accounts payable                              $     18,106     $      34,086     $      8,500     $      98,444
   LLC Member payable                                  27,831         2,125,686          430,543                 0
   Accrued expenses                                   182,024                 0                0                 0
                                                 ------------     -------------     ------------     -------------
      Total current liabilities                       227,961         2,159,772          439,043            98,444
                                                 ------------     -------------     ------------     -------------

LONG-TERM DEBT, net of current portion              3,150,000           752,291                0                 0
                                                 ------------     -------------     ------------     -------------

STOCKHOLDERS' EQUITY (DEFICIT):
   Preferred stock                                         70                 0                0                 0
   Common stock                                         1,034                 0                0                 0
   Members' capital                                         0         2,007,812         (427,434)          184,640
   Additional paid in capital                      17,429,889                 0                0                 0
   Accumulated deficit                             (7,356,275)                0                0                 0
                                                 ------------     -------------     ------------     -------------
      Total stockholders' equity (deficit)         10,074,718         2,007,812         (427,434)          184,460
                                                 ------------     -------------     ------------     -------------

TOTAL                                            $ 13,452,679     $   4,919,875     $     11,609     $     283,084
                                                 ============     =============     ============     =============

FULL HOUSE RESORTS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 2000                                                                     continued
------------------------------------------------------------------------------------------------------------------

                                                                           ADJUSTMENTS
                                                       COMBINED                AND                        COMPANY
ASSETS                                                  TOTAL              ELIMINATIONS                  PRO FORMA
CURRENT ASSETS:
   Cash and cash equivalents                         $    479,124          $     38,664      (a)     $     517,788
   Accounts receivable                                    177,596              (177,596)     (a)                 0
   Prepaid expenses                                        92,804                     0                     92,804
   LLC Member receivable                                  105,488              (105,488)     (a)                 0
                                                     ------------          ------------              -------------
      Total current assets                                855,012              (244,420)                   610,592

INVESTMENT IN JOINT VENTURES                            3,192,634            (2,954,564)     (b)           238,070

GOODWILL - net                                            379,713                     0                    379,713

PROPERTY AND EQUIPMENT - net                               47,202                     0                     47,202

GAMING CONTRACT RIGHTS                                  4,155,212             1,423,854      (c)         5,579,066

NOTE RECEIVABLE, net of current portion                 2,419,560            (1,667,269)     (d)           752,291

LAND HELD FOR DEVELOPMENT                               4,621,670                     0                  4,621,670

DEFERRED TAX ASSET                                        294,900                     0                    294,900

DEPOSITS OTHER ASSETS                                   2,701,344                     0                  2,701,344
                                                     ------------          ------------              -------------

TOTAL                                                $ 18,667,247          $ (3,442,399)             $  15,224,848
                                                     ============          ============              =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                  $    159,136          $   (141,030)     (a)     $      18,106
   LLC Member payable                                   2,584,060            (2,584,060)     (d)                 0
   Accrued expenses                                       182,024                     0                    182,024
                                                     ------------          ------------              -------------
      Total current liabilities                         2,925,220            (2,725,090)                   200,130
                                                     ------------          ------------              -------------

LONG-TERM DEBT, net of  current portion                 3,902,291             1,047,709      (e)         4,950,000
                                                     ------------          ------------              -------------

STOCKHOLDERS' EQUITY:
   Preferred stock                                             70                     0                         70
   Common stock                                             1,034                     0                      1,034
   Members' capital                                     1,765,018            (1,765,018)     (f)                 0
   Additional paid in capital                          17,429,889                     0                 17,429,889
   Accumulated deficit                                 (7,356,275)                    0                 (7,356,275)
                                                     ------------          ------------              -------------
      Total stockholders' equity                       11,839,736            (1,765,018)                10,074,718
                                                     ------------          ------------              -------------

TOTAL                                                $ 18,667,247          $ (3,442,399)             $  15,224,848
                                                     ============          ============              =============

FULL HOUSE RESORTS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------

                                                     FHRI               GEM              GEC               GEO
                                                  Historical        Historical       Historical        Historical
OPERATING REVENUES:
   Management fees                               $          0     $           0     $          0     $   2,302,146
   Joint ventures                                   3,923,329                 0                0                 0
                                                 ------------     -------------     ------------     -------------

      Total operating revenues                      3,923,329                 0                0         2,302,146
                                                 ------------     -------------     ------------     -------------

OPERATING COSTS AND EXPENSES:
   Joint venture pre-opening costs                    584,337                 0                0                 0
   General and administrative                       1,845,704         1,019,338          150,049            32,124
   Depreciation and amortization                      531,043                 0                0                 0
                                                 ------------     -------------     ------------     -------------

      Total operating costs and expenses            2,961,084         1,019,338          150,049            32,124
                                                 ------------     -------------     ------------     -------------

INCOME / (LOSS) FROM OPERATIONS                       962,245        (1,019,338)        (150,049)        2,270,022
                                                 ------------     -------------     ------------     -------------

OTHER INCOME (EXPENSE):
   Interest expense and debt issue costs             (328,379)                0                0                 0
   Interest income                                     11,616               363              351             9,350
                                                 ------------     -------------     ------------     -------------

   Total other income (expense)                      (316,763)              363              351             9,350
                                                 ------------     -------------     ------------     -------------

INCOME / (LOSS) BEFORE TAXES                          645,482        (1,018,975)        (149,698)        2,279,372

PROVISION FOR TAXES                                   490,393                 0                0                 0
                                                 ------------     -------------     ------------     -------------

NET INCOME / (LOSS)                              $    155,089     $  (1,108,975)    $   (149,698)    $   2,279,372
                                                 ============     =============     ============     =============

   Less, undeclared dividends on
      cumulative preferred stock                     (210,000)
                                                 ------------
   Net income / (loss) applicable
      to common shares                           $    (54,911)
                                                 ============
   Income / (loss) per common share              $      (0.01)
                                                 ============
   Weighted average number of
      common shares outstanding                    10,340,380
                                                 ============

FULL HOUSE RESORTS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000                                                                     continued
------------------------------------------------------------------------------------------------------------------

                                                                            ADJUSTMENTS
                                                         COMBINED               AND                       COMPANY
                                                          TOTAL             ELIMINATIONS                 PRO FORMA
OPERATING REVENUES:
   Management fees                                   $  2,302,146          $          0                  2,302,146
   Joint ventures                                       3,923,329            (1,139,686)     (g)         2,783,643
                                                     ------------          ------------              -------------

      Total operating revenues                          6,225,475            (1,139,686)                 5,085,789
                                                     ------------          ------------              -------------

OPERATING COSTS AND EXPENSES:
   Joint venture pre-opening costs                        584,337               584,694      (g)         1,169,031
   General and administrative                           3,047,215            (1,185,449)     (g)         1,861,766
   Depreciation and amortization                          531,043               211,450      (h)           742,493
                                                     ------------          ------------              -------------

      Total operating costs and expenses                4,162,595              (389,305)                 3,773,290
                                                     ------------          ------------              -------------

INCOME / (LOSS) FROM OPERATIONS                         2,062,880              (750,381)                 1,312,499
                                                     ------------          ------------              -------------

OTHER INCOME (EXPENSE):
   Interest expense and debt issue costs                 (328,379)             (148,406)     (i)          (476,785)
   Interest income                                         21,680                (5,032)     (g)            16,648
                                                     ------------          -------------             -------------

   Total other income (expense)                          (306,699)             (153,438)                  (460,137)
                                                     ------------          ------------              -------------

INCOME / (LOSS) BEFORE TAXES                            1,756,181              (903,819)                   852,362

PROVISION FOR TAXES                                       490,393               142,232      (j)           632,625
                                                     ------------          ------------              -------------

NET INCOME / (LOSS)                                  $  1,265,788          $ (1,046,051)             $     219,737
                                                     ============          ============              =============

   Less, undeclared dividends on
      cumulative preferred stock                                                                          (210,000)
                                                                                                     -------------
   Net income / (loss) applicable
      to common shares                                                                               $       9,737
                                                                                                     =============
   Income / (loss) per common share                                                                  $        0.00
                                                                                                     =============
   Weighted average number of
      common shares outstanding                                                                         10,340,380
                                                                                                     =============

FULL HOUSE RESORTS, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The pro forma adjustments contained in the pro forma consolidated financial statements reflect the following adjustments and eliminations:

(a) The elimination of cash, receivables and payables not acquired in the transaction.

(b)     The elimination of the investment in the entities acquired.

(c) To record the allocation of the excess purchase price over the fair value of the net assets acquired to intangible gaming contract rights.

(d)     The elimination of inter-company balances of $1,667,269 and $2,584,060.

(e) The elimination of inter-company note payable balance of $752,291 and recording the $1,800,000 credit facility draw to effect the purchase.

(f)     The elimination of the LLCs' historical equity.

(g)     To eliminate the equity method income/loss recorded by FHRI.

(h) To record the amortization of the gaming contract rights acquired. The rights are amortized over the life of the contract, which is generally 7 years.

(i) To record interest expense on the assumed average balance outstanding of $1,519,000 under the credit facility at an average interest rate of 9.77%.

(j) The adjustment to the tax provision to reflect the C corporation status of the incremental LLC income.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FULL HOUSE RESORTS, INC.



Date:    June 22, 2001                   /s/ Michael P. Shaunnessy
                                         ---------------------------------------
                                         Michael P. Shaunnessy, Executive Vice
                                         President and Chief Financial Officer

                                 Exhibit Index

Ex#                       Exhibit Description

23.1      Consent of Deloitte & Touche LLP

23.2      Consent of Deloitte & Touche LLP

23.3      Consent of Deloitte & Touche LLP